Equity reserves and long-term incentive plan awards - Disclosure of detailed information about amount and movement in restricted share units (Details) - Restricted Share Units [Member] - Share	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of reserves within equity [line items]
Balance, beginning of year	564,237	534,508
Assumed in Acquisition	75,760	0
Granted	270,000	366,200
Settled in cash	(302,046)	(279,069)
Forfeited	(59,667)	(57,402)
Balance, end of year	548,284	564,237